John Hancock

Strategic
Income Fund

ANNUAL
REPORT

5.31.01

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, in upper left-hand corner.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 18

For your information
page 37


Dear Fellow Shareholders,

The stock market had a rough start to 2001, as last year's downward spiral continued, due to growing concern over the slowing economy and a parade of disappointing earnings announcements. But as the Federal Reserve aggressively attacked the slowdown with five interest-rate cuts between January and May, the market began to rebound in April on the belief that the worst might be over. Bonds wound up outperforming stocks, producing mostly positive returns, while the Standard & Poor's 500 Index returned -4% through May. Bonds were the beneficiaries of both the rate cuts and investors' search for safety. Even with the spring upturn, the market remains indecisive, as investors try to get a clearer sense of the timetable for economic and corporate recovery.

As always, we will continue to update you on these developments and anything that specifically relates to your fund and its performance. In fact, this newly designed shareholder report is our latest offering in that regard, and is part of our ongoing effort to better serve our shareholders.

Based on your feedback, we set out to create a more inviting report that you could easily navigate and that would provide you with more information on your fund. In addition to the new overall look, there are several prominent changes, including a table of contents, additional charts and a new summary page opposite this one. The most obvious difference is the report's size. By changing it to a standard mailing format we hope to deliver it to you in an even more timely fashion.

These twice-yearly shareholder reports are your best way to better understand your fund and what has been driving its performance. We encourage you to read them, and hope that our new version will make the task easier and more meaningful.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
high current
income by invest
ing primarily in
foreign govern
ment and
corporate debt
from developed
and emerging
markets; U.S.
government and
agency securities;
and U.S. high-yield
bonds.

Over the last twelve months

* A series of economic crosscurrents resulted in a mixed environment for the Fund's three main areas of focus.

* The Fund's defensive posture helped in 2000.

* The Fund became more opportunistic in 2001, increasing exposure to higher-yield bonds and emerging markets.


[Bar chart with heading "John Hancock Strategic Income Fund." Under the heading is a note that reads "Fund performance for the year ended May 31, 2001." The chart is scaled in increments of 2% with 0% at the bottom and 4% at the top. The first bar represents the 3.15% total return for Class A. The second bar represents the 2.44% total return for Class B. The third bar represents the 2.43% total return for Class C. A note below the chart reads "Total returns are at net asset value with all distributions reinvested."]


Top holdings

32.7%   United States Treasury
10.7%   Government of Canada
 4.8%   Government of Russia
 4.5%   Federative Republic of Brazil
 2.4%   United Mexican States
 2.0%   Republic of Panama
 1.9%   Republic of Peru
 1.6%   Republic of Venezuela
 1.1%   Government of New Zealand
 1.0%   Midland Funding Corp. II

As a percentage of net assets on May 31, 2001.



BY FREDERICK L. CAVANAUGH, JR., MANAGEMENT TEAM LEADER, AND
ARTHUR N. CALAVRITINOS, CFA, JANET L. CLAY, CFA,
AND DANIEL S. JANIS, PORTFOLIO MANAGERS

John Hancock
Strategic Income Fund

MANAGERS'
REPORT

It was a seesaw year for the three types of bonds that make up John Hancock Strategic Income Fund. U.S. Treasury securities generally rallied from June through November 2000 on growing expectations that the Federal Reserve Board was done raising interest rates. By year end, enthusiasm for Treasuries had expanded dramatically as investors began to anticipate interest-rate cuts in response to slowing economic conditions. Indeed, the Fed cut rates five times between January and May, for a total of 2.5 percentage points. Short- and intermediate-term Treasury securities continued to perform well in tandem with those rate cuts. Ironically, long-term Treasury bonds began to stall this spring as investors worried that falling interest rates ultimately would stimulate economic growth later this year and potentially fuel inflation.

"It was a seesaw year
 for the three types of
 bonds that make up
 John Hancock Strategic
 Income Fund."

In contrast, some high-yield bonds perked up a bit this year after posting significant losses in 2000. The catalyst for their better performance was growing confidence that rate cuts would translate into improved economic conditions and stronger corporate performance. Furthermore, investors increasingly moved toward high-yield bonds in search of cheap valuations and high yields. In the foreign markets, performance was, as always, mixed. European bonds languished, primarily because the European Central Bank, citing decent economic growth on that continent, held interest rates steady. Emerging-market bonds, however, posted good performance as conditions in their markets generally improved. Canadian bonds continued to benefit from relatively low and stable inflation. Asian bonds didn't attract much attention throughout the year, due to the fact that their bond yields remained substantially lower than in other parts of the world.

[A photo of Team leader Fred Cavanaugh flush right next to first paragraph.]

FUND PERFORMANCE

For the 12 months ended May 31, 2001, John Hancock Strategic Income Fund's Class A, Class B and Class C shares had total returns of 3.15%, 2.44%, and 2.43%, respectively, at net asset value. This compared with the 4.13% return of the average multi-sector income fund, according to Lipper Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for longer-term performance information.

"Throughout the year, we
 modified our strategy to
 reflect where we found
 the best values."

TURNING FROM DEFENSIVE TO OPPORTUNISTIC

Throughout the year, we modified our strategy to reflect where we found the best values. Early on, we maintained a relatively defensive posture, reducing our high-yield exposure and upping our stake in high-quality investments such as Treasury securities and short-term securities. That defensive posture aided our performance throughout the final months of 2000, as Treasuries rallied and high-yield bonds suffered. By January 2001, however, we began to take on a more opportunistic approach. Recognizing that U.S. Treasury securities had enjoyed a nice run, we reduced our stake in them. At the same time, we increased our holdings in emerging-market bonds to about 23% of net assets at the end of the period. Not only were many dollar-denominated emerging-market bonds attractively valued, but they also were benefiting from some fundamental improvements such as rising economic growth, declining interest rates, falling inflation and improving trade balances. Our increased exposure to government bonds issued by Mexico, Russia and Peru generally helped performance.

[Table at top left-hand side of page entitled "Top five sectors." The first listing is U.S. government 33%, the second is Foreign governments 31%, the third Telecommunications 10%, the fourth Media 5%, and the fifth Leisure 3%.]

THE REST OF THE WORLD

Apart from emerging-market bonds, few foreign markets offered attractive value by our assessment. With European bond yields still below those offered by U.S. Treasuries, and the European Central Bank refusing to lower interest rates, bonds from that continent offered little upside potential for investors. Asian bonds also were decidedly unattractive, offering yields far less than those found in the U.S. and emerging markets. Canada, however, offered an attractive combination of high-quality and competitive yields. At the end of the period, Canadian bonds made up about 13% of net assets.

[Pie chart at bottom of page with heading "Types of investments in the Fund As of May 31, 2001." The chart is divided into six sections (from top to left): U.S. government bonds 33%, Foreign government bonds 31%, U.S. corporate bonds 20%, Foreign corporate bonds 11%, Preferred & common stock 3% and Short-term investments & other 2%. ]

HIGH-YIELD WINNERS AND LOSERS

Despite the choppy market, some of our high-yield holdings performed well. Coal producer AEI Resources benefited from stronger demand for that fuel, as well as a restructuring of its business. Columbia's Communicacion Celular was buoyed by the demand for higher-quality, high-yield bonds. Telewest Communications, located in the United Kingdom, was lifted by its better-than-expected operating results and its status as a potential takeover candidate. U.S. local and long-distance provider Intermedia Communications was boosted by its planned acquisition by WorldCom.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is AEI Resources followed by an up arrow with the phrase "High oil prices stimulate demand for coal." The second listing is Mexican government bonds followed by an up arrow with the phrase "Improving conditions, high yields attract investors." The third listing is McCaw International followed by a down arrow with the phrase "Failed IPO puts dent in expansion plans."]

The telecommunications sector was plagued by doubts during the past year, and handed us some of our biggest disappointments. McCaw
International faltered when it canceled its initial public offering
(IPO) of stock. Two-way messaging company Metro Call filed for bankruptcy protection, while fiber-optic company North East Optic
Network was hurt by weaker pricing in its key markets. Finally, video-on-demand company DIVA Systems struggled against slower-than-expected demand for its products and its failure to complete a planned IPO.

"In our view, the Federal
 Reserve still has some work
 to do."

OUTLOOK

In our view, the Federal Reserve still has some work to do. The U.S. economy continues to struggle, which seemingly is curtailing growth in other spots. Europe already is showing some signs of weakening and Japan stands again at the brink of a recession, if it hasn't already entered one. That's why we believe the Fed will remain accommodative, perhaps cutting interest rates another three-quarters of a percentage point from current levels. With that backdrop in mind, we believe that emerging-market bonds will continue to perform well as investors seek out higher yields and position themselves to benefit from the fundamental economic and policy changes that are helping to improve conditions in many countries. We'll also keep our eyes out for attractively valued high-yield bonds.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. See the prospectus for the risks of investing in high-yield bonds.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
May 31, 2001.

The index used for
comparison is the
Lehman Brothers
Government/
Corporate Bond
Index, an unmanaged
index that measures
the performance of
U.S. government
bonds, U.S. corporate
bonds, and Yankee
bonds.

It is not possible to
invest in an index.
                              Class A      Class B      Class C        Index
Inception date                8-18-86      10-4-93       5-1-98           --

Average annual returns with maximum sales charge (POP)
One year                        -1.51%       -2.31%        0.47%       12.86%
Five years                       5.63%        5.57%          --         7.56%
Ten years                        7.85           --           --         7.86%
Since inception                    --         6.28%        1.39%          --

Cumulative total returns with maximum sales charge (POP)
One year                        -1.51%       -2.31%        0.47%       12.86%
Five years                      31.52%       31.13%          --        43.97%
Ten years                      112.87%          --           --       113.19%
Since inception                    --        59.38%        4.35%          --

SEC 30-day yield as of May 31, 2001
                                 7.56%        7.21%        7.13%          --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 4.5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Lehman Brothers Government/Corporate Bond Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are two lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Strategic Income Fund, before sales charge, and is equal to $22,277 as of May 31, 2001.
The second line represents the Index and is equal to $21,272 as of May 31, 2001. The third line represents the same hypothetical $10,000 investment made in the John Hancock Strategic Income Fund, after sales charge, and is equal to $21,319 as of May 31, 2001.

                                    Class B 1    Class C 1
Inception date                      10-4-93       5-1-98
Without sales charge                $15,940      $10,541
With maximum sales charge                --      $10,435
Index                               $15,993      $12,098

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of May 31, 2001. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
May 31, 2001.

This schedule is divided into three main categories: bonds, common and preferred stocks and warrants, and short-term investments. The bonds are further broken down by industry groups. Short-term investments, which represent the Fund's cash position, are listed last.



ISSUER, DESCRIPTION,                                               INTEREST   CREDIT       PAR VALUE
MATURITY DATE                                                      RATE       RATING*  (000s OMITTED)           VALUE
BONDS 95.33%                                                                                           $1,082,919,389
(Cost $1,162,402,743)

Advertising 0.16%                                                                                          $1,863,813
Go Outdoor Systems Holding S.A.,
  Sr Sub Note (France) 07-15-09 (E)                                  10.500%     B-            $1,900       1,863,813

Aerospace 0.14%                                                                                             1,627,500
Jet Equipment Trust,
  Equipment Trust Cert Ser 95B2 08-15-14 (R)                         10.910      BBB            1,500       1,627,500

Banks -- Foreign 0.63%                                                                                      7,135,500
BBVA Bancomer Capital Trust I,
  Notes (Mexico) 02-16-11 (R) (Y)                                    10.500      BB             6,700       7,135,500

Banks -- United States 0.66%                                                                                7,492,389
Colonial Bank,
  Sub Note 06-01-11                                                   9.375      BBB-           4,650       4,716,681
CSBI Capital Trust I,
  Sec Co Gtd Bond Ser A 06-06-27                                     11.750      B-             2,340       2,775,708

Chemicals 0.49%                                                                                             5,625,000
Huntsman ICI Chemicals LLC,
  Sr Sub Note 07-01-09                                               10.125      B              3,000       3,075,000
Trikem S.A.,
  Bond (Brazil) 07-24-07 (R) (Y)                                     10.625      B+             3,400       2,550,000

Consumer Products 0.00%                                                                                         5,000
Hedstrom Corp.,
  Sr Sub Note 06-01-07 (B)                                           10.000      D              4,000           5,000

Electronics 0.22%                                                                                           2,494,000
Communications Instruments, Inc.,
  Sr Sub Note Ser B 09-15-04                                         10.000      B-             2,900       2,494,000

Energy 0.23%                                                                                                2,601,000
AEI Resources, Inc./AEI Resources Holdings, Inc.,
  Note 12-15-05 (B) (R)                                              10.500      D              5,100       2,601,000

Finance 1.05%                                                                                              11,945,038
Alamosa Delaware, Inc.,
  Sr Note 02-01-11 (R)                                               12.500      CCC            1,000         985,000
Maxxam Group Holdings, Inc.,
  Sr Note Ser B 08-01-03                                             12.000      CCC+           3,000       2,790,000
PEMEX Project Funding Master Trust,
  Gtd Note 02-15-08 (R)                                               8.500      BB+            6,000       6,039,000
PTC International Finance II S.A.,
  Sr Sub Note (Luxembourg) 12-01-09 (E) (R)                          11.250      B+             2,400       2,131,038

Food 0.38%                                                                                                  4,277,000
Agrilink Foods, Inc.,
  Sr Sub Note 11-01-08                                               11.875      B-             4,700       4,277,000

Government -- Foreign 31.08%                                                                              353,040,483
Bulgaria, Government of,
  Bond, (Var rate after 07-01-01) (Bulgaria)
  07-28-12 (Y)                                                        3.000      B+            12,725       9,973,219
Brazil, Federative Republic of,
  Bond (Brazil) 03-06-30 (Y)                                         12.250      BB-           20,250      17,060,625
  Unsub Note (Brazil) 10-15-09 (Y)                                   14.500      BB-           10,000      10,325,000
  Bond (Brazil) 01-11-06 (Y)                                         10.250      BB-            2,900       2,724,550
  Deb (Brazil) 04-15-14 (Y)                                           8.000      BB-           22,596      16,650,590
  Unsub Note (Brazil) 07-26-07 (Y)                                   11.250      BB-            4,900       4,667,250
Canada, Government of,
  Bond (Canada) 12-01-02 #                                            6.000      AA+            7,475       4,921,900
  Bond (Canada) 12-01-05 #                                            8.750      AAA           30,000      21,817,123
  Bond (Canada) 12-01-06 #                                            7.000      AAA           45,000      30,914,386
  Bond (Canada) 06-01-08 #                                            6.000      AAA           10,000       6,522,358
  Bond (Canada) 06-01-09 #                                            5.500      AA+           49,000      31,059,018
  Bond (Canada) 06-01-10 #                                            5.500      AA+           33,425      21,100,167
  Bond (Canada) 06-01-29 #                                            5.750      AA+            8,525       5,353,985
Columbia, Republic of,
  Note (Colombia) 06-13-06 (Y)                                       10.500      BB             6,000       6,006,000
  Note (Colombia) 04-09-11 (Y)                                        9.750      BBB            8,150       8,109,250
Mexican States, United
  Bond (Mexico) 03-13-08 (E)                                          7.375      BB+            7,500       6,312,045
  Note (Mexico) 01-14-11 (Y)                                          8.375      BB+           12,525      12,518,737
  Sr Note (Mexico) 03-12-08 (Y)                                       8.625      BB+            7,750       7,924,375
New Zealand, Government of,
  Bond (New Zealand) 04-15-03 #                                       5.500      AAA           16,000       6,464,286
  Bond (New Zealand) 11-15-11 #                                       6.000      AAA           16,000       6,156,777
Panama, Republic of,
  Bond (Panama) 02-08-11 (Y)                                          9.625      BB+           21,800      22,148,800
Peru, Republic of,
  Deb, (Var rate after 03-07-07) (Peru) 03-07-17 (Y)                  4.000      BB-           39,485      22,062,244
Russia, Federation of,
  Unsub Note (Russia) 06-26-07 (Y)                                   10.000      B-            20,030      17,025,500
  Unsub Note (Russia) 07-24-18 (Y)                                   11.000      B-            21,125      16,635,937
  Unsub Note (Russia) 6-24-28 (R) (Y)                                12.750      B-             4,800       4,512,000
  Unsub Note (Russia) 06-24-28 (Y)                                   12.750      B-             4,800       4,536,000

  Unsub Note, (Int rate 7.50% 03-31-07)
   (Russia) 03-31-30 (Y)                                              5.000      B-            26,000      11,375,000
Venezuela, Republic of,
  Floating Rate Bond Ser DL (Venezuela) 12-18-07 (Y)                  7.375***   B              9,000       7,627,424
  Bond (Venezuela) 09-15-27 (Y)                                       9.250      B             15,325      10,535,937

Government -- U.S. 32.73%                                                                                 371,797,952
United States Treasury,
  Bond 08-15-01                                                      13.375      AAA           32,500      33,119,450
  Bond 08-15-05                                                       6.500      AAA           19,300      20,461,088
  Bond 08-15-05                                                      10.750      AAA           33,000      40,167,270
  Bond 02-15-16                                                       9.250      AAA           35,600      47,592,572
  Bond 08-15-19                                                       8.125      AAA           60,500      75,294,065
  Bond 08-15-23                                                       6.250      AAA           29,215      30,287,775
  Bond 11-15-28                                                       5.250      AAA           14,000      12,737,760
  Note 08-31-02                                                       6.250      AAA           40,800      41,909,352
  Note 08-15-04                                                       7.250      AAA           17,100      18,398,574
  Note 05-15-05                                                       6.500      AAA           10,000      10,587,500
  Note 08-15-07                                                       6.125      AAA           23,600      24,757,816
  Note 02-15-11                                                       5.000      AAA           17,000      16,484,730

Government -- U.S. Agencies 0.63%                                                                           7,196,509
Federal National Mortgage Assn., (United States)
  Global Bond 06-07-02 (British Pound Sterling)                       6.875      AAA            5,000       7,196,509

Leisure 3.24%                                                                                              36,786,135
Ameristar Casinos, Inc.,
  Sr Sub Note 02-15-09 (R)                                           10.750      B-             3,800       3,923,500
Coast Hotels and Casinos, Inc.,
  Sr Sub Deb 04-01-09                                                 9.500      B-             2,500       2,556,250
Eldorado Resorts LLC,
  Sr Sub Note 08-15-06                                               10.500      B              3,000       3,090,000
HMH Properties, Inc.,
  Sr Note Ser B 08-01-08                                              7.875      BB             7,900       7,682,750
Jupiters Ltd.,
  Sr Note (Australia) 03-01-06 (Y)                                    8.500      BB+            4,100       4,089,750
Penn National Gaming, Inc.,
  Sr Sub Note 03-01-08 (R)                                           11.125      B-             5,200       5,408,000
Station Casinos, Inc.,
  Sr Note 02-15-08 (R)                                                8.375      NR             2,650       2,683,125
Sun International Hotels Ltd.,
  Sr Sub Note (Bahamas) 12-15-07 (Y)                                  8.625      B+             2,000       2,000,000
Waterford Gaming LLC,
  Sr Note 03-15-10 (R)                                                9.500      B+             5,462       5,352,760

Machinery 0.39%                                                                                             4,437,000
Columbus McKinnon Corp.,
  Sr Sub Note 04-01-08                                                8.500      B              5,100       4,437,000

Media 5.23%                                                                                                59,371,923
Adelphia Communications Corp.,
  Sr Note Ser B 10-01-02                                              9.250      B+             3,500       3,500,000
AMFM Operating, Inc.,
  Sr Sub Deb 10-31-06                                                12.625      B-               575         640,790
Callahan Nordhein-Westfalen GmbH
  Sr Note (Germany) 07-15-11 (E)                                     14.125      B-             2,250       1,897,956
CBS Radio, Inc.,
  Sub Deb 01-15-09                                                   11.375      BBB            4,738       5,163,984
Charter Comm. Holdings LLC/
  Charter Comm. Capital Corp.,
  Sr Note 01-15-11                                                   11.125      B+             3,700       3,940,500
  Sr Note 05-15-11 (R)                                               10.000      B+             3,500       3,508,750
Comcast UK Cable,
  Sr Disc Deb (United Kingdom) 11-15-07 (Y)                          11.200      B-             4,000       3,240,000
CSC Holdings Inc.,
  Sr Sub Deb 02-15-13                                                 9.875      BB-            4,000       4,240,000
Diamond Holdings Plc,
  Bond (United Kingdom) 02-01-08 #                                   10.000      B-             3,050       3,459,066
DIVA Systems Corp.,
  Sr Disc Note Ser B, Step Coupon
  (12.625%, 03-01-03) 03-01-08 (A)                                     Zero      B-             6,000         840,000
EchoStar DBS Corp.,
  Sr Note 02-01-09                                                    9.375      B              3,000       3,030,000
Garden State Newspapers, Inc.,
  Sr Sub Note 07-01-11                                                8.625      B+             4,100       3,936,000
  Sr Sub Note Ser B 10-01-09                                          8.750      B+             3,500       3,395,000
Innova S. de R.L.,
  Sr Note (Mexico) 04-01-07 (Y)                                      12.875      B-             5,650       5,254,500
Pegasus Communications Corp.,
  Sr Note Ser B 08-01-07                                             12.500      CCC+           3,000       3,030,000
Radio One, Inc.,
  Sr Sub Note Ser B 05-15-04                                         12.000      B-             2,000       2,120,000
Regional Independent Media Group Plc,
  Sr Disc Note, Step Coupon (12.875%, 07-01-03)
  (United Kingdom) 07-01-08 (A) #                                      Zero      B-             3,750       4,199,788
Rogers Cablesystems Ltd.,
  Sr Sec Deb (Canada) 01-15-14 #                                      9.650      BB+            2,000       1,329,839
STC Broadcasting, Inc.,
  Sr Sub Note 03-15-07                                               11.000      B-             2,785       2,645,750

Metal 0.18%                                                                                                 2,024,500
Centaur Mining & Exploration Ltd.,
  Sr Note (Australia) 12-01-07 (Y)                                   11.000      B-             2,500         250,000
Great Central Mines Ltd.,
  Sr Note (Australia) 04-01-08 (Y)                                    8.875      BB             2,100       1,774,500

Oil & Gas 2.77%                                                                                            31,424,215
Chesapeake Energy Corp.,
  Sr Note 04-01-11 (R)                                                8.125      B+             4,550       4,436,250
Comstock Resources, Inc.,
  Sr Note 05-01-07                                                   11.250      B              3,050       3,233,000
Key Energy Services, Inc.,
  Sr Sub Note Ser B 01-15-09                                         14.000      B-             4,658       5,461,505
Ocean Rig Norway A.S.,
  Sr Sec Note (Norway) 06-01-08 (Y)                                  10.250      CCC            5,400       4,698,000
Parker Drilling Co.,
  Sr Note 11-15-06                                                    9.750      B+             4,500       4,691,250
Pennzoil-Quaker State Co.,
  Note 12-01-02                                                       9.400      BB+            4,500       4,578,435
R&B Falcon Corp.,
  Sr Note 12-15-08                                                    9.500      B+             3,750       4,325,775

Paper & Paper Products 1.88%                                                                               21,316,684
Corporacion Durango S.A. de C.V.,
  Sr Note (Mexico) 08-01-06 (Y)                                      13.125      BB-            7,900       7,900,000
Grupo Industrial Durango, S.A.,
  Note (Mexico) 08-01-03 (Y)                                         12.625      BB-            4,000       4,120,000
Kappa Beheer BV
  Sr Sub Note (Netherlands) 07-15-09 (E) (R)                         10.625      B              5,850       5,355,184
Stone Container Corp.,
  Sr Note 02-01-08 (R)                                                9.250      B              2,000       2,065,000
  Sr Note 02-01-11 (R)                                                9.750      B              1,800       1,876,500

Printing -- Commercial 0.26%                                                                                2,910,000
American Color Graphics, Inc.,
  Sr Sub Note 08-01-05                                               12.750      B-             3,000       2,910,000

Telecommunications 10.36%                                                                                 117,712,416
American Cellular Corp.,
  Sr Sub Note 10-15-09 (R)                                            9.500      B              3,000       2,940,000
Clearnet Communications, Inc.,
  Sr Disc Note, Step Coupon (10.40%, 05-15-03)
  (Canada) 05-15-08 (A) #                                              Zero      B3             6,500       3,911,862
  Sr Disc Note, Step Coupon (10.125%, 05-01-04)
  (Canada) 05-01-09 (A) (Y)                                            Zero      B3             3,550       3,061,875
COLT Telecom Group Plc, (United Kingdom)
  Sr Note (Deutsche Mark) 11-30-07 #                                  8.875      B             10,000       4,194,028
  Sr Note (Deutsche Mark) 07-31-08 #                                  7.625      B              5,490       2,183,834
Comunicacion Celular S.A.,
  Sr Def Bond (Colombia) 03-01-05 (R) (Y)                            14.125      B              5,000       4,000,000
Crown Castle International Corp.,
  Sr Disc Note, Step Coupon (10.625%, 11-15-02)
  11-15-07 (A)                                                         Zero      B              5,000       4,175,000
Energis Plc,
  Sr Note (United Kingdom) 06-15-09 (R) #                             9.500      B+             2,670       3,785,125
Esprit Telecom Group Plc,
  Sr Note (United Kingdom) 12-15-07 (B) (Y)                          11.500      D              1,550          44,562
  Sr Note (Deutsche Mark) 06-15-08 (B) #                             11.000      D              2,990          25,856
Grupo Iusacell S.A. de C.V.,
  Sr Note (Mexico) 12-01-06 (Y)                                      14.250      B+             4,000       4,240,000
GST Equipment Funding, Inc.,
  Sr Sec Note 05-01-07 (B)                                           13.250      D              5,000       2,700,000
GT Group Telecom, Inc.,
  Sr Disc Note, Step Coupon (13.25%, 02-01-05)
  (Canada) 02-01-10 (A) #                                              Zero      B-             4,500       1,575,000
Intercel, Inc.,
  Unit (Sr Discount Note & Warrant) 02-01-06                         12.000      B              4,100       4,223,000
Intermedia Communications, Inc.,
  Sr Disc Note 05-15-06                                              12.500      B              6,000       5,970,000
Ionica Plc,
  Sr Disc Note, Step Coupon (15.00%, 05-01-02)
  (United Kingdom) 05-01-07 (A) (Y)                                    Zero      Ca             6,000          67,500
Jazztel Plc,
  Sr Note (United Kingdom) 12-15-09 (E)                              13.250      CCC+           4,300       1,927,236
McCaw International Ltd.,
  Sr Disc Note, Step Coupon (13.00%, 04-15-02)
  04-15-07 (A)                                                         Zero      B-             9,500       5,035,000
Metrocall, Inc.,
  Sr Sub Note 09-15-08 (B)                                           11.000      D              5,000         750,000
MetroNet Communications Corp.,
  Sr Discount Note, Step Coupon (10.75%,
  11-01-02) (Canada) 11-01-07 (A) (Y)                                  Zero      BBB            4,400       4,134,636
  Sr Note (Canada) 08-15-07 (Y)                                      12.000      BBB            4,000       4,360,000
Nextel International, Inc.,
  Sr Note 08-01-10 (R)                                               12.750      B-             4,600       2,990,000
Nextel Partners, Inc.,
  Sr Disc Note, Step Coupon (14.00%,
  02-01-04) 02-01-09 (A)                                               Zero      CCC+           4,565       2,830,300
NorthEast Optic Network, Inc.,
  Sr Note 08-15-08                                                   12.750      B-             2,250       1,012,500
NTL Communications Corp.,
  Sr Note Ser B 10-01-08                                             11.500      B-             6,300       5,103,000
  Sr Note Ser B, Step Coupon (12.375%,
  10-01-03) 10-01-08 (A)                                               Zero      B-             8,500       4,505,000
Occidente Y Caribe Celular S.A.,
  Sr Disc Note Ser B (Colombia) 03-15-04 (Y)                         14.000      B              4,000       3,040,000
ONO Finance Plc,
  Sr Sub Note (United Kingdom) 05-01-09 (E)                          13.000      CCC+           4,450       3,161,040
  Sr Note (United Kingdom) 07-15-10 (E)                              14.000      CCC+           2,800       2,060,003
Orion Network Systems,
  Sr Note 01-15-07                                                   11.250      B+             5,000       1,350,000
Telecomunicaciones de Puerto Rico,
  Sr Note (Puerto Rico) 05-15-02                                      6.150      BBB            1,000       1,009,300
Telecorp PCS, Inc.,
  Sr Sub Disc Note, Step Coupon (11.625%,
  04-15-04) 04-15-09 (A)                                               Zero      B3             4,710       3,155,700
Telewest Communications Plc,
  Sr Disc Note, Step Coupon (9.25%, 04-15-04)
  (United Kingdom) 04-15-09 (A) (Y)                                    Zero      B+             3,400       2,602,805
  Sr Note (United Kingdom) 02-01-10 (R) #                             9.875      B+             2,900       3,823,402
Time Warner Telecom, Inc.,
  Sr Note 02-01-11                                                   10.125      B-             3,000       2,910,000
Time Warner Telecom LLC,
  Sr Note 07-15-08                                                    9.750      B              3,000       2,880,000
Tritel PCS, Inc.,
  Sr Disc Note, Step Coupon (12.75%,
  05-15-04) 05-15-09 (A)                                               Zero      B3             2,600       1,768,000
Triton PCS, Inc.,
  Sr Sub Note 02-01-11 (R)                                            9.375      CCC+           2,900       2,878,250
United Pan-Europe Communications N.V.,
  Sr Disc Note, Step Coupon (13.375%,
  11-01-04) (Netherlands) 11-01-09 (A) (E)                             Zero      B-             2,210         654,110
  Sr Note (Netherlands) 11-01-07 (E)                                 10.875      B-               710         414,284
  Sr Note (Netherlands) 11-01-09 (E)                                 11.250      B-             2,185       1,274,944
Versatel Telecom International NV,
  Sr Note (Netherlands) 05-15-08 (Y)                                 13.250      B-             2,400       1,260,000
  Sr Note Ser EU (Netherlands) 07-15-09 (E)                          11.875      B-             2,900       1,299,764
VoiceStream Wireless Corp.,
  Sr Note 09-15-09                                                   11.500      B-             2,100       2,425,500

Transportation 0.71%                                                                                        8,080,036
CHC Helicopter Corp.,
  Sr Sub Note (Canada) 07-15-07 (E)                                  11.750      B2             3,300       3,083,663
Fine Air Services, Corp.,
  Sr Note 06-01-08 (B)                                                9.875      D              4,093         245,554
North American Van Lines, Inc.,
  Sr Sub Note 12-01-09 (R)                                           13.375      B-             4,500       4,095,000
Pacific & Atlantic Holdings, Inc.,
  Sr Sec Note (Greece) 12-31-07 (R) (Y)                              10.500      CC             1,286         655,819

Utilities 1.91%                                                                                            21,755,296
CMS Energy Corp.,
  Sr Note 10-15-07                                                    9.875      BB             2,700       2,848,500
Midland Funding Corp. I,
  Deb 07-23-02                                                       10.330      BBB-           2,977       3,050,161
Midland Funding Corp. II,
  Deb Ser A 07-23-05                                                 11.750      BB             4,250       4,717,500
  Deb Ser B 07-23-06                                                 13.250      BB             5,600       6,552,000
Monterrey Power S.A. de C.V.,
  Sr Sec Bond (Mexico) 11-15-09 (R) (Y)                               9.625      BB+            2,617       2,629,810
Niagara Mohawk Power Corp.,
  Sec Fac Bond 01-01-18                                               8.770      BBB            1,884       1,957,325

                                                                                            NUMBER OF
                                                                                            SHARES OR
ISSUER, DESCRIPTION                                                                          WARRANTS           VALUE
COMMON AND PREFERRED STOCKS AND WARRANTS 2.87%                                                            $32,564,991
(Cost $44,295,834)

Allegiance Telecom, Inc., Warrant **                                                            3,500        $213,500
Anthracite Capital, Inc., Common Stock                                                         57,748         635,228
Anthracite Capital, Inc., Ser B, 10.00%, Preferred Stock                                       45,000         703,125
AT&T Canada, Inc., Common Stock (Canada) (Y)**                                                 68,000       2,043,400
COLT Telecom Plc, Warrant (United Kingdom) (R) (Y)**                                            5,000       3,650,000
Comunicacion Celular S.A., Warrant (Colombia) (Y)**                                             5,000               5
Credit Lyonnais Capital S.C.A., American Depositary Receipt (ADR),
  9.50% Ser DTC, Preferred Stock (France) (Y)                                                 100,000       2,475,000
Decorative Home Accents, Inc., Common Stock **                                                  1,000               1
DIVA Systems Corp., Warrant (R) **                                                             18,000          22,500
EarthWatch, Inc., 12.00%, Ser C, Conv Preferred Stock (R)                                     102,007         408,028
GT Group Telecom, Inc. (Class B), Common Stock (Canada) (Y)**                                  22,097         141,421
ICG Holdings, Inc., 14.00% Preferred Stock                                                      3,247          64,940
Intermedia Communications, Inc., Common Stock **                                               30,000         512,100
International Wireless Communications Holdings, Inc., Common Stock                            145,034          79,769
Ionica Plc, Warrant (United Kingdom) (R) (Y) **                                                 8,500              85
Key Energy Services, Inc., Common Stock **                                                     72,448         992,538
KLM Royal Dutch Airlines, N.V. ADR Common Stock (Netherlands) (Y)                              19,930         390,628
Loral Space & Communications Ltd., Warrant **                                                   5,000           8,750
McCaw International Ltd., Warrant **                                                            7,000          21,000
MetroNet Communications Corp., Warrant (Canada) (R) (Y) **                                      2,250         213,750
Nextel Communications, Inc., 11.125%, Ser E, Preferred Stock                                    2,381       1,761,940
Nortek, Inc., Common Stock **                                                                  40,000       1,160,000
Northwest Airlines Corp., Common Stock                                                        125,000       3,397,500
NTL Inc., 13.00%, Ser B, Preferred Stock                                                        6,455       5,164,000
Occidente y Caribe Celular S.A., Warrant (Colombia) (R) **                                     16,000             160
ONO Finance Plc, Warrant (United Kingdom) (E) (R) **                                            2,950          74,840
ONO Finance Plc, Warrant (United Kingdom) (R) (Y) **                                            1,500          45,000
Pacific & Atlantic Holdings, Inc., 7.50%, Ser A Cum Conv
  Preferred Stock (Greece) (Y)**                                                               70,313         351,565
Powertel, Inc., Warrant **                                                                      2,880         167,040
PRIMEDIA Inc., 8.625%, Ser H, Preferred Stock                                                  25,000       1,875,000
Renaissance Cosmetics, Warrant **                                                               4,000               4
Rural Cellular Corp., 11.375% Ser B, Preferred Stock                                            1,357       1,126,310
SpinCycle, Inc., Warrant (R) **                                                                 3,625              36
TLC Beatrice International Holdings (Class A), Common Stock (r) **                             20,000         175,800
Versatel Telecom International NV*, ADR (Netherlands) Common Stock (Y)**                       32,002         134,408
XO Communications, Inc., 14% Preferred Stock                                                  151,854       4,555,620

                                                                             INTEREST        PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                               RATE    (000s OMITTED)         VALUE
SHORT-TERM INVESTMENTS 0.49%                                                                               $5,550,000
(Cost $5,550,000)

Joint Repurchase Agreement 0.49%
Investment in a joint repurchase agreement transaction with Barclays Capital, Inc. -- Dated
  05-31-01, due 06-01-01 (Secured by U.S.

  Treasury Note 3.625%, due 01-15-08)                                            4.06%         $5,550      $5,550,000

TOTAL INVESTMENTS 98.69%                                                                               $1,121,034,380

OTHER ASSETS AND LIABILITIES, NET 1.31%                                                                   $14,901,263

TOTAL NET ASSETS 100.00%                                                                               $1,135,935,643


  * Credit ratings are unaudited and rated by Moody's Investor Service or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.

 ** Non-income-producing security.

*** Represents rate in effect on 5-31-01.

  # Par value of foreign bonds is expressed in local currency, as shown parenthetically in security description.

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(B) Non-income-producing issuer, filed for protection under the Federal Bankruptcy Code or is in default on interest payment.

(E) Parenthetical disclosure of a country in the security description represents country of issuer; however, security is euro-denominated.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $94,401,912 or 8.31% of the fund's net assets as of 5-31-01.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer, however, security is U.S. dollar-denominated.

(r) Direct placement securities are restricted as to resale. They have been valued at fair value by the Trustees after considerations of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's By-Laws and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities.

Additional information on each restricted security is as follows:

                                                                          VALUE AS A
                                                                          PERCENTAGE            VALUE
                                            ACQUISITION    ACQUISITION    OF FUND'S             AS OF
ISSUER, DESCRIPTION                         DATE           COST           NET ASSETS     MAY 31, 2001
-----------------------------------------------------------------------------------------------------
TLC Beatrice International Holdings
  (Class A), Common Stock                   11-25-87       $166,000           0.02%      $175,800


The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the fund.

See notes to
financial statements.



PORTFOLIO
CONCENTRATION

May 31, 2001
(unaudited).

These tables show
the percentages
of the Fund's
investments
aggregated by
various countries
and concentration
of investments
aggregated by
the quality rating
for each debt
security.


                           VALUE AS A PERCENTAGE
COUNTRY DIVERSIFICATION            OF NET ASSETS
------------------------------------------------
Australia                                   0.54%
Bahamas                                     0.18
Brazil                                      4.75
Bulgaria                                    0.88
Canada                                     12.81
Colombia                                    1.86
France                                      0.38
Germany                                     0.17
Greece                                      0.09
Luxembourg                                  0.19
Mexico                                      5.11
Netherlands                                 0.95
New Zealand                                 1.11
Norway                                      0.41
Panama                                      1.95
Peru                                        1.94
Puerto Rico                                 0.09
Russia                                      4.76
United Kingdom                              3.39
United States                              55.53
Venezuela                                   1.60

Total investments                          98.69%


QUALITY DISTRIBUTION
------------------------------------------------
AAA                                        37.16%
AA                                          5.50
BBB                                         4.05
BB                                         17.00
B                                          28.85
CCC                                         2.15
CC                                          0.06
C                                           0.01
D                                           0.55

Total bonds                                95.33%

See notes to
financial statements.



ASSETS AND
LIABILITIES

May 31, 2001.

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes.
You'll also find
the net asset
value and the
maximum
offering price
per share.

ASSETS
Investments at value (cost $1,212,248,577)        $1,121,034,380
Cash                                                         558
Receivable for investments sold                        2,950,652
Receivable for shares sold                             2,110,488
Receivable for foreign currency exchange
contracts sold                                         1,380,418
Dividend and interest receivable                      29,731,911
Other assets                                              83,569

Total assets                                       1,157,291,976

LIABILITIES
Payable for investments purchased                     19,541,959
Payable for shares repurchased                           599,954
Payable for foreign currency exchange
contracts purchased                                      315,966
Payable to affiliates                                    678,533
Other payables and accrued expenses                      219,921

Total liabilities                                     21,356,333

NET ASSETS
Capital paid-in                                    1,297,388,984
Accumulated net realized loss on investments,
  written options and foreign currency
  transactions                                       (87,817,362)
Net unrealized depreciation of investments
  and translation of assets and liabilities
  in foreign currencies                              (90,140,102)
Undistributed net investment income                   16,504,123

Net assets                                        $1,135,935,643

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($512,207,884 [DIV] 77,477,758 shares)             $6.61
Class B ($555,039,394 [DIV] 83,956,541 shares)             $6.61
Class C ($68,688,365 [DIV] 10,389,964 shares)              $6.61

MAXIMUM OFFERING PRICE PER SHARE
Class A1 ($6.61 [DIV] 95.5%)                               $6.92
Class C ($6.61 [DIV] 99%)                                  $6.68

1 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
May 31, 2001.

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

INVESTMENT INCOME
Interest income (including income on securities loaned           $100,112,855
  of $168,803)
Dividend income                                                     4,198,261

Total investment income                                           104,311,116

EXPENSES
Investment management fee                                           4,206,027
Class A distribution and service fee                                1,544,333
Class B distribution and service fee                                5,547,535
Class C distribution and service fee                                  491,432
Transfer agent fee                                                  1,975,592
Custodian fee                                                         337,413
Accounting and legal services fee                                     217,430
Registration and filing fees                                           78,939
Trustees' fees                                                         70,559
Miscellaneous                                                          60,903
Auditing fee                                                           55,900
Printing                                                               45,057
Legal fees                                                             12,672

Total expenses                                                     14,643,792

Net investment income                                              89,667,324

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on
Investments                                                       (64,262,826)
Written options                                                        73,995
Foreign currency transactions                                       7,869,961
Change in unrealized appreciation (depreciation) on
Investments                                                          (213,580)
Translation of assets and liabilities in foreign currencies        (2,622,736)

Net realized and unrealized loss                                  (59,155,186)

Increase in net assets from operations                            $30,512,138

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement of
Changes in Net
Assets shows how
the value of the
Fund's net assets
has changed since
the end of the pre
vious period. The
difference reflects
earnings less
expenses, any
investment gains
and losses, distri-
butions paid to
shareholders and
any increase or
decrease in
money share-
holders invested
in the Fund.

                                                      YEAR            YEAR
                                                     ENDED           ENDED
                                                   5-31-00         5-31-01

INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                          $90,380,357     $89,667,324
Net realized loss                               (9,739,102)    (56,318,870)
Change in net unrealized
  appreciation (depreciation)                  (68,566,224)     (2,836,316)

Increase in net assets
  resulting from operations                     12,075,031      30,512,138

Distributions to shareholders
From net investment income
Class A                                        (43,241,094)    (42,127,636)
Class B                                        (44,903,890)    (41,602,751)
Class C                                         (2,235,373)     (3,663,254)
From capital paid-in
Class A                                                 --      (1,096,017)
Class B                                                 --      (1,082,361)
Class C                                                 --         (95,305)
                                               (90,380,357)    (89,667,324)

From fund share transactions                     6,587,375      83,972,634

NET ASSETS
Beginning of period                          1,182,836,146   1,111,118,195

End of period 1                             $1,111,118,195  $1,135,935,643

1 Includes undistributed net investment income of $9,277,711 and $16,504,123, respectively.

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                           5-31-97     5-31-98     5-31-99     5-31-00     5-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $7.27       $7.54       $7.84       $7.46       $6.97
Net investment income 1                                   0.64        0.64        0.59        0.59        0.57
Net realized and unrealized
  gain (loss) on investments                              0.27        0.34       (0.38)      (0.49)      (0.36)
Total from investment
  operations                                              0.91        0.98        0.21        0.10        0.21
Less distributions
From net investment income                               (0.64)      (0.64)      (0.59)      (0.59)      (0.56)
From net realized gain                                      --       (0.04)         --          --          --
From capital paid-in                                        --          --          --          --       (0.01)
                                                         (0.64)      (0.68)      (0.59)      (0.59)      (0.57)
Net asset value,
  end of period                                          $7.54       $7.84       $7.46       $6.97       $6.61
Total return 2 (%)                                       12.99       13.43        2.77        1.37        3.15

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $417        $489        $541        $511        $512
Ratio of expenses
  to average net assets (%)                               1.00        0.92        0.89        0.91        0.93
Ratio of net investment income
  to average net assets (%)                               8.61        8.20        7.71        8.09        8.40
Portfolio turnover (%)                                     132         112          55 3        36 3        48




FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                           5-31-97     5-31-98     5-31-99     5-31-00     5-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $7.27       $7.54       $7.84       $7.46       $6.97
Net investment income 1                                   0.59        0.59        0.53        0.54        0.52
Net realized and unrealized
  gain (loss) on investments                              0.27        0.34       (0.38)      (0.49)      (0.35)
Total from investment
  operations                                              0.86        0.93        0.15        0.05        0.17
Less distributions
From net investment income                               (0.59)      (0.59)      (0.53)      (0.54)      (0.52)
From net realized gain                                      --       (0.04)         --          --          --
From capital paid-in                                        --          --          --          --       (0.01)
                                                         (0.59)      (0.63)      (0.53)      (0.54)      (0.53)
Net asset value,
  end of period                                          $7.54       $7.84       $7.46       $6.97       $6.61
Total return 2 (%)                                       12.21       12.64        2.06        0.65        2.44

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $328        $473        $619        $564        $555
Ratio of expenses
  to average net assets (%)                               1.70        1.62        1.59        1.61        1.63
Ratio of net investment income
  to average net assets (%)                               7.90        7.50        7.01        7.39        7.69
Portfolio turnover (%)                                     132         112          55 3        36 3        48




FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                           5-31-98 4   5-31-99     5-31-00     5-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $7.87       $7.84       $7.46       $6.97
Net investment income 1                                   0.05        0.53        0.53        0.52
Net realized and unrealized
  loss on investments                                    (0.03) 5    (0.38)      (0.49)      (0.35)
Total from investment
  operations                                              0.02        0.15        0.04        0.17
Less distributions
From net investment income                               (0.05)      (0.53)      (0.53)      (0.52)
From capital paid-in                                        --          --          --       (0.01)
                                                         (0.05)      (0.53)      (0.53)      (0.53)
Net asset value,
  end of period                                          $7.84       $7.46       $6.97       $6.61
Total return 2 (%)                                        0.23 6      2.04        0.65        2.43

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $0.6         $22         $36         $69
Ratio of expenses
  to average net assets (%)                               1.62 7      1.59        1.61        1.63
Ratio of net investment income
  to average net assets (%)                               7.34 7      7.01        7.39        7.65
Portfolio turnover (%)                                     112          55 3        36 3        48

1 Based on the average of the shares outstanding at the end of each month.

2 Assumes dividend reinvestment and does not reflect the effect of sales charges.

3 Portfolio turnover rate excludes merger activity.

4 Class C shares began operations on 5-1-98.

5 The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period ended 5-31-98, due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

6 Not annualized.

7 Annualized.

See notes to
financial statements.



NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Strategic Income Fund (the "Fund") is a diversified series of John Hancock Strategic Series Trust, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve a high level of current income.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or if quotations are not readily available or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Discount on securities

The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended May 31, 2001.

Securities lending

The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At May 31, 2001, the Fund loaned securities having a market value of $359,600,000 collateralized by securities in the amount of $367,203,575.

Forward foreign currency exchange contracts

The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency exchange contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

Open forward foreign currency exchange contracts at May 31, 2001:

                                                    UNREALIZED
                  PRINCIPAL AMOUNT   EXPIRATION   APPRECIATION
CURRENCY       COVERED BY CONTRACT   MONTH       (DEPRECIATION)
BUYS
Euro                     2,250,000   JUNE 01           ($4,293)
Pound Sterling          12,772,785   JUNE 01          (151,720)
Pound Sterling           8,050,000   JULY 01          (159,953)
                                                     ($315,966)

SELLS
Pound Sterling          15,032,685   JUNE 01          $650,488
Pound Sterling          16,387,800   JULY 01           539,878
Pound Sterling           6,546,000    AUG 01           113,813
Pound Sterling           5,460,000    SEP 01            76,239
                                                    $1,380,418

Options

The Fund may enter into option contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to the price volatility of financial instruments. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contracts' terms ("credit risk") or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's year-end Statements of Assets and Liabilities.

Written options for the year ended May 31, 2001 were as follows:

                           NUMBER OF CONTRACTS
                                 (000s OMITTED)          PREMIUMS RECEIVED
Outstanding, beginning of year              --                          --
Options written                     76,250 MXN                     $73,995
Options expired                   (76,250) MXN                    ($73,995)
Outstanding, end of year                    --                          --


Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Fund has $52,326,415 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforwards are used by the Fund, no capital gain distributions will be made. The carryforwards expire as follows: May 31, 2002 -- $2,774,082, May 31, 2003 -- $20,212,296, May 31, 2004 -- $267,008, May
31, 2006 -- $1,008,800, May 31, 2007 -- $1,503,470, May 31, 2008 --
$6,667,465 and May 31, 2009 -- $19,893,294. Availability of a certain amount of these loss carryforwards which were acquired on October 22, 1999 in a merger with John Hancock Short-Term Strategic Income Fund, may be limited in a given year. Additionally, net capital losses of $47,371,549 and net foreign currency losses of $2,759,815 attributable to transactions incurred after October 31, 2000 are treated as arising on the first day (June 1, 2001) of the Fund's next taxable year.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of interest has become doubtful. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.60% of the first $100,000,000 of the Fund's average daily net asset value, (b) 0.45% of the next $150,000,000, (c) 0.40% of the next
$250,000,000 and (d) 0.35% of the next $150,000,000 and (e) 0.30% of the
Fund's average daily net asset value in excess of $650,000,000.

The Fund has Distribution Plans with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended May 31, 2001, JH Funds received net up-front sales charges of $1,686,342 with regard to sales of Class A shares. Of this amount, $178,448 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,113,054 was paid as sales commissions to unrelated broker-dealers and $394,840 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended May 31, 2001, JH Funds received net up-front sales charges of $451,665 with regard to sales of Class C shares. Of this amount, $410,940 was paid as sales commissions to unrelated broker-dealers and $40,725 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. For the year ended May 31, 2001, CDSCs received by JH Funds amounted to $1,539,592 for Class B shares and $28,742 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays monthly transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and officers of the Adviser and its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compen-sation Plan investments had no impact on the operations of the Fund.

NOTE C
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended May 31, 2001, aggregated $695,393,762 and $506,057,956, respectively.
Purchases and sales proceeds of obligations of the U.S. government during the year ended May 31, 2001, amounted to $79,082,813 and $130,588,297, respectively.

The cost of investments owned at May 31, 2001 (including short-term investments) for federal income tax purposes was $1,191,884,169. Gross unrealized appreciation and depreciation of investments aggregated $20,371,512 and $91,221,301, respectively, resulting in net unrealized depreciation of $70,849,789.

NOTE D
Fund share transactions

This listing illustrates the number of shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                           YEAR ENDED 5-31-00          YEAR ENDED 5-31-01
                                        SHARES         AMOUNT       SHARES         AMOUNT
CLASS A SHARES
Sold                                19,648,522   $142,378,022   24,449,804   $166,658,043
Distributions reinvested             3,757,548     27,084,489    3,954,782     26,908,086
Shares issued in reorganization      5,170,719     37,103,528           --             --
Repurchased                        (27,826,090)  (201,399,222) (24,200,893)  (164,742,107)
Net increase                           750,699     $5,166,817    4,203,693    $28,824,022

CLASS B SHARES
Sold                                18,346,486   $133,160,407   18,201,453   $124,131,641
Distributions reinvested             3,113,651     22,438,715    2,943,714     20,029,253
Shares issued in reorganization      1,722,175     12,357,813           --            --
Repurchased                        (25,213,992)  (182,368,221) (18,203,000)  (124,368,486)
Net increase (decrease)             (2,031,680)  ($14,411,286)   2,942,167    $19,792,408

CLASS C SHARES
Sold                                 3,347,148    $24,236,648    6,903,176    $46,990,127
Distributions reinvested               174,327      1,253,328      297,745      2,017,984
Shares issued in reorganization          8,131         58,348           --             --
Repurchased                         (1,345,356)    (9,716,480)  (2,002,795)   (13,651,907)
Net increase                         2,184,250    $15,831,844    5,198,126    $35,356,204

NET INCREASE                           903,269     $6,587,375   12,343,986    $83,972,634

NOTE E
Reclassification of accounts

During the year ended May 31, 2001, the Fund has reclassified amounts to reflect an increase in net realized loss on investments of $1,825,315, an' increase in undistributed net investment income of $4,952,729 and a decrease in capital paid-in of $3,127,414. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary difference, as of May 31, 2001. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of foreign currency gains and losses in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income (loss) per share in the financial highlights excludes these adjustments.

NOTE F
Change in accounting principle

The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin amortizing premiums on debt securities effective June 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund but will result in a reduction in the cost of the investments and a corresponding decrease in unrealized depreciation on investments, estimated at $11,286,295, based on securities held as of May 31, 2001.

NOTE G
Reorganization

On October 13, 1999, the shareholders of John Hancock Short-Term Strategic Income Fund ("Short-Term Strategic Income Fund") approved a plan of reorganization between Short-Term Strategic Income Fund and the Fund providing for the transfer of substantially all of the assets and liabilities of Short-Term Strategic Income Fund to the Fund in exchange solely for Class A, Class B and Class C shares of the Fund. The acquisition was accounted for as a tax free exchange of 5,170,719 Class A shares, 1,722,175 Class B shares and 8,131 Class C shares of the Fund for the net assets of Short-Term Strategic Income Fund, which amounted to $37,103,528, $12,357,813 and $58,348 for Class A, Class B and Class C
shares, respectively, including $1,324,120 of unrealized depreciation, after the close of business on October 22, 1999.



AUDITORS'
REPORT

Report of
Pricewaterhouse-
Coopers LLP,
Independent
Accountants

To the Shareholders and Board of Trustees,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for Moody's and Standard & Poor's ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Strategic Income Fund (the "Fund") at May 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at May 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts
July 10, 2001



TAX
INFORMATION

Unaudited.

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended May 31, 2001.

Shareholders will be mailed a 2001 U.S. Treasury Department Form
1099-DIV in January of 2002. This will reflect the tax character of all distributions for calendar year 2001.

With respect to the Fund's ordinary taxable income for the fiscal year ended May 31, 2001, 4.95% of the distributions qualify for the dividends-received deduction available to corporations.



FOR YOUR
INFORMATION

TRUSTEES
Dennis S. Aronowitz*
Richard P. Chapman, Jr.
William J. Cosgrove*
John M. DeCiccio
Richard A. Farrell*
Maureen R. Ford
Gail D. Fosler
William F. Glavin
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*
*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO
CONTACT US

On the Internet                      www.jhfunds.com

By regular mail                      John Hancock Signature Services, Inc.
                                     1 John Hancock Way, Suite 1000
                                     Boston, MA 02217-1000

By express mail                      John Hancock Signature Services, Inc.
                                     Attn: Mutual Fund Image Operations
                                     529 Main Street
                                     Charlestown, MA 02129

Customer service representatives     1-800-225-5291

24-hour automated information        1-800-338-8080

TDD line                             1-800-544-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-544-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

This report is for the information of the shareholders of the John Hancock Strategic Income Fund.

9100A  5/01
       7/01






                                  ANNUAL REPORT

                                   HIGH INCOME
                                      FUND

                               John Hancock Funds

                                  MAY 31, 2001

John Hancock High Income Fund
Schedule of Investments
May 31, 2001

                                                  INTEREST     CREDIT       PAR VALUE
ISSUER, DESCRIPTION                                 RATE       RATING*   (000'S OMITTED)      VALUE
-------------------------------------             --------------------  -----------------  -----------
BONDS
Banks - Foreign (1.07%)
BBVA Bancomer,
  Note (Mexico) 02-16-11 (R)(Y)                   10.500%        BB            $ 100        $  106,500
                                                                         -----------------------------
Banks - United States (1.53%)
Colonial Bank,
  Sub Note 06-01-11                                9.375        BBB-             150           152,151
                                                                         -----------------------------
Chemicals (2.15%)
Huntsman ICI Chemicals, LLC,
  Sr Sub Note 07-01-09                            10.125         B               100           101,000
Trikem S.A.,
  Bond (Brazil) 07-24-07 (R)(Y)                   10.625         B+              150           112,500
                                                                         -----------------------------
                                                                                               213,500
                                                                                            ----------
Containers (3.54%)
Riverwood International Corp.,
  Gtd Sr Sub Note 04-01-08                        10.875        CCC+             150           145,500
Stone Container Corp.,
  Sr Note 02-01-08 (R)                             9.250         B               200           206,500
                                                                         -----------------------------
                                                                                               352,000
                                                                                           -----------
Food (0.92%)
Agrilink Foods, Inc.,
  Sr Sub Note 11-01-08                            11.875         B-              100            91,000
                                                                         -----------------------------
Government - Foreign (18.50%)
Brazil, Federal Republic of,
  Bond Ser L (Brazil) 04-15-14 (Y)                 8.000        BB-              308           226,847
  Bond (Brazil) 03-06-30 (Y)                      12.250        BB-              200           168,500
Colombia, Republic of,
  Gtd Note (Colombia) 04-09-11 (Y)                 9.750        BBB              350           350,000
  Note (Colombia) 06-13-06 (Y)                    10.500         BB              200           200,200
Panama, Republic of,
  Bond (Panama) 02-08-11 (Y)                       9.625        BB+              200           204,500
Peru, Republic of,
  Bond (Peru) 03-07-17 (Y)                        4.000#        BB-              515           287,756
Russia, Federation of,
  Unsub Deb (Russia) 06-26-07 (Y)                 10.000         B-              170           144,500
  Unsub Deb (Russia) 06-24-28 (Y)                 12.750         B-              225           212,625
  Note, (Russia) 03-31-30 (Y)                     5.000#         B-              100            43,750
                                                                         -----------------------------
                                                                                             1,838,678
                                                                                           -----------
Government - U.S. (30.69%)
United States Treasury,
  Note 11-15-01                                    7.500        AAA            3,000         3,050,610
                                                                         -----------------------------

See notes to financial statements

Leisure (7.10%)
Coast Hotels and Casinos, Inc.,
  Sr Sub Deb 04-01-09                              9.500%        B             $ 150        $  153,375
HMH Properties, Inc.,
  Sr Note Ser B 08-01-08                           7.875         BB              150           145,875
Penn National Gaming, Inc.,
  Sr Sub Note 03-01-08 (R)                        11.125         B-              100           104,000
Station Casinos, Inc.,
  Sr Note 02-15-08 (R)                             8.375        BB-              150           151,875
Sun International Hotels Ltd.,
  Gtd Sr Sub Note (Bahamas) 12-15-07 (Y)           8.625         B+              150           150,000
                                                                         -----------------------------
                                                                                               705,125
                                                                                            ----------
Media (12.94%)
Callahan Nordrhein Westfalen,
  Sr Note (Denmark) 07-15-11 (E)(R)               14.125         B-              250           210,884
Charter Communications Holdings, LLC/Charter
Communications Capital Corp.,
  Sr Note 05-15-11 (R)                            10.000         B+              300           303,000
EchoStar DBS Corp.,
  Sr Note 02-01-09                                 9.375         B+              150           151,500
Garden State Newspapers, Inc.,
  Sr Sub Note 07-01-11                             8.625         B+              100            97,500
  Sr Sub Note Ser B 10-01-09                       8.750         B+              150           146,250
Innova S. de R.L.,
  Sr Note (Mexico) 04-01-07 (Y)                   12.875         B-              150           139,500
NTL Communications Corp.,
  Sr Note Ser B 10-01-08                          11.500         B               150           120,000
ONO Finance Plc,
  Sr Sub Note (United Kingdom) 05-01-09 (Y)       13.000        CCC+             150           117,000
                                                                         -----------------------------
                                                                                             1,285,634
                                                                                            ----------
Oil & Gas (7.35%)
Chesapeake Energy Corp.,
  Sr Note 04-01-11 (R)                             8.125         B+              200           195,000
Ocean Rig Norway A.S.,
  Gtd Sr Sec Note (Norway) 06-01-08 (Y)           10.250        CCC              150           130,500
Pemex Project Funding Master Trust,
  Gtd Note 02-15-08 (R)                            8.500        BB+              150           150,975
Pennzoil-Quaker State,
  Note 12-01-02                                    9.400        BB+              250           254,358
                                                                         -----------------------------
                                                                                               730,833
                                                                                            ----------
Paper & Paper Products (4.56%)
Corporacion Durango S.A. de C.V.,
  Sr Sec Note (Mexico) 08-01-06 (Y)               13.125        BB-              250           250,000
Grupo Industrial Durango, S.A.,
  Note (Mexico) 08-01-03 (Y)                      12.625        BB-              200           203,000
                                                                         -----------------------------
                                                                                               453,000
                                                                                            ----------

See notes to financial statements

Telecommunications (10.88%)
American Cellular Corp.,
  Sr Sub Note 10-15-09 (R)                         9.500%        B             $ 200       $   196,000
Crown Castle International Corp.,
  Sr Note 05-15-11                                 9.000         B               150           144,000
Grupo Iusacell S.A. de C.V.,
  Sr Note (Mexico) 12-01-06 (Y)                   14.250         B+              150           159,000
Time Warner Telecom, Inc.,
  Sr Note 02-01-11                                10.125         B-              150           145,500
Time Warner Telecom LLC.,
  Sr Note 07-15-08                                 9.750         B-              150           144,000
Tritel PCS, Inc.,
  Sr Sub Note  01-15-11 (R)                       10.375         B3              150           144,000
Triton PCS, Inc.,
  Sr Sub Note 02-01-11 (R)                         9.375        CCC+             150           148,875
                                                                         -----------------------------
                                                                                             1,081,375
                                                                                           -----------
Transportation (1.37%)
North American Van Lines, Inc.,
  Sr Sub Note 12-01-09 (R)                        13.375         B-              150           136,500
                                                                         -----------------------------
Utilities (1.84%)
Monterrey Power S.A. de C.V.,
  Sr Sec Bond (Mexico) 11-15-09 (R) (Y)            9.625        BB+              180           183,171
                                                                         -----------------------------
TOTAL BONDS (104.44%)
(Cost $10,412,347)                                                                          10,380,077
                                                                                           -----------
SHORT-TERM INVESTMENTS
(Cost $2,941,000)
Joint Repurchase Agreement (9.47%)
Investment in a joint repurchase
  agreement transaction with Barclays Capital,
  Inc. - Dated 05-31-01, due 06-01-01
  (Secured by U.S. Treasury Note 3.625%,
  due 01-15-08)                                    4.060                         941           941,000
Government - U.S. Agencies (20.12%)
Federal National Mortgage Assn
  Disc Note 06-01-01                               4.090                       2,000         2,000,000
                                                                         -----------------------------
TOTAL SHORT-TERM INVESTMENTS (29.59%)                                                        2,941,000
                                                                         -----------------------------
                    TOTAL INVESTMENTS (134.03%)                                            $13,321,077
                                                                         -----------------------------

OTHER ASSETS AND LIABILITIES, NET (-34.03%)                                                ($3,382,304)
                                                                         -----------------------------

                     TOTAL NET ASSETS (100.00%)                                            $ 9,938,773
                                                                         -----------------------------

See notes to financial statements

(E) Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer; however, par value is expressed in euro.

(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $2,349,780 or 23.64% of net assets as of May 31, 2001.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.

* Credit Ratings are unaudited and rated by Standard and Poor's where available, or Moody's Investor Services or John Hancock Advisers, Inc. where Standard and Poor's ratings are not available.

#     Represents rate in effect on May 31, 2001.

      The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the fund.

Portfolio Concentration (Unaudited)

                                                             VALUE
                                                        AS A PERCENTAGE
                                                           OF FUND'S
COUNTRY DIVERSIFICATION                                    NET ASSETS
-----------------------                                    ----------

Bahamas                                                        1.51%
Brazil                                                         5.11
Colombia                                                       5.54
Denmark                                                        2.12
Mexico                                                        10.48
Norway                                                         1.31
Panama                                                         2.06
Peru                                                           2.90
Russia                                                         4.03
United Kingdom                                                 1.18
United States                                                 97.79
                                                           --------

                                       TOTAL INVESTMENTS     134.03%
                                                           =========


Quality Distribution
--------------------

AAA                                                           30.70%
BBB                                                            5.05
BB                                                            25.49
B                                                             37.75
CCC                                                            5.45
                                                           --------

                                             TOTAL BONDS     104.44%
                                                           =========

John Hancock Funds - High Income Fund

ASSETS AND LIABILITIES
May 31, 2001

ASSETS
Investments at value      (cost -             $13,353,347 )                       $13,321,077
Receivables for investments sold                                                       99,094
Interest receivable                                                                   210,074
Receivable from affiliates                                                              9,335
Total assets                                                                       13,639,580
LIABILITIES
Due to custodian                                                                    3,059,663
Payable for investments purchased                                                     612,990
Dividends payable                                                                       2,234
Other payables and accrued expenses                                                    25,920
Total liabilities                                                                   3,700,807
NET ASSETS
Capital paid-in                                                                     9,991,481
Accumulated net realized loss on investments                                          (31,155)
Net unrealized depreciation of investments and translation of assets and
liabilities in foreign currencies                                                     (29,245)
Undistributed net investment income                                                     7,692
Net assets                                                                        $ 9,938,773

NET ASET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A -                              (      $9,640,610     970,000  shares)           $9.94
Class B -                              (         $99,388      10,000  shares)           $9.94
Class C  -                             (         $99,388      10,000  shares)           $9.94
Class I -                              (         $99,387      10,000  shares)           $9.94
MAXIMUM OFFERING PRICE PER SHARE
Class A (1)                            (  $         9.94 /95%)                         $10.46
Class C                                (  $         9.94 /99%)                         $10.04

(1) On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

                       See notes to financial statements

John Hancock Funds - High Income Fund

OPERATIONS
For the period ended May 31, 2001 (1)

INVESTMENT INCOME
Interest                                                           $177,390
Total investment income                                             177,390

EXPENSES
Investment management fee                                            16,079
Class A distribution and service fee                                  7,198
Class B distribution and service fee                                    247
Class C distribution and service fee                                    247
Class A, Class B and Class C transfer agent fee                       1,224
Class I transfer agent fee                                               12
Auditing fee                                                         15,000
Custodian fee                                                         9,600
Registration and filing fees                                          8,000
Printing                                                              1,745
Accounting and legal services fee                                       458
Miscellaneous                                                           182
Legal fees                                                               49
Trustees' fees                                                           33
     Total expenses                                                  60,074
        Less expense reductions                                     (28,881)
     Net expenses                                                    31,193
     Net investment income                                          146,197

REALIZED AND UNREALIZED LOSS
Net realized loss on investments                                    (31,136)
Change in net unrealized appreciation (depreciation) on:
  Investments                                                       (32,270)
  Translation of assets and liabilities in foreign currencies         3,025
Net realized and unrealized loss                                    (60,381)
Increase in net assets from operations                              $85,816

(1)   Inception period from 3-1-01 through 5-31-01.

                       See notes to financial statements.

John Hancock Funds - High Income Fund

CHANGES IN NET ASSETS

                                                        PERIOD ENDED
                                                         5-31-01 (1)
INCREASE (DECREASE) IN NET ASSETS
>From operations
Net investment income                                       $146,197
Net realized loss                                            (31,136)
Change in net unrealized depreciation                        (29,245)
Increase in net assets resulting from operations              85,816

Distributions to shareholders
>From net investment income
Class A (2)                                                 (142,901)
Class B (2)                                                   (1,300)
Class C (2)                                                   (1,300)
Class I (2)                                                   (1,547)
                                                            (147,048)

>From fund share transactions                              10,000,005

NET ASSETS

End of period (3)                                         $9,938,773

(1)   Inception period from 3-1-01 through 5-31-01.
(2)   Class A, Class B, Class C and Class I shares began operations on 3-1-01.
(3)   Includes undistributed net investment income of $7,692.

                       See notes to financial statements.

John Hancock Funds - High Income Fund
Financial Highlights
CLASS A

PERIOD ENDED                                                   5-31-01 (1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                $10.00
Net investment income (2)                                             0.15
Net realized and unrealized loss on investments                      (0.07)
Total from investment operations                                      0.08
Less distributions
>From net investment income                                           (0.14)
Net asset value, end of period                                       $9.94
Total return (3)(%)                                                   0.89 (4,5)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                                $10
Ratio of expenses to average net assets (%)                           1.25 (6)
Ratio of adjusted expenses to average net assets (7)(%)               2.42 (6)
Ratio of net investment income to average net assets (%)              5.93 (6)
Portfolio turnover (%)                                                  13

                        See Notes to Financial Statements

John Hancock Funds - High Income Fund
Financial Highlights
CLASS B

PERIOD ENDED                                                   5-31-01 (1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                $10.00
Net investment income (2)                                             0.13
Net realized and unrealized loss on investments                      (0.06)
Total from investment operations                                      0.07
Less distributions
>From net investment income                                           (0.13)
Net asset value, end of period                                       $9.94
Total return,(3)(%)                                                   0.71 (4,5)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                                 -- (8)
Ratio of expenses to average net assets (%)                           1.95 (6)
Ratio of adjusted expenses to average net assets (7)(%)               3.12 (6)
Ratio of net investment income to average net assets (%)              5.22 (6)
Portfolio turnover (%)                                                  13

                        See Notes to Financial Statements

John Hancock Funds - High Income Fund
Financial Highlights
CLASS C

PERIOD ENDED                                                   5-31-01 (1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                $10.00
Net investment income (2)                                             0.13
Net realized and unrealized loss on investments                      (0.06)
Total from investment operations                                      0.07
Less distributions
>From net investment income                                           (0.13)
Net asset value, end of period                                       $9.94
Total return (3)(%)                                                   0.71 (4,5)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                                 -- (8)
Ratio of expenses to average net assets (%)                           1.95 (6)
Ratio of adjusted expenses to average net assets (7)(%)               3.12 (6)
Ratio of net investment income to average net assets (%)              5.22 (6)
Portfolio turnover (%)                                                  13

                        See Notes to Financial Statements

John Hancock Funds - High Income Fund
Financial Highlights
CLASS I

PERIOD ENDED                                                   5-31-01 (1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                $10.00
Net investment income (2)                                             0.15
Net realized and unrealized loss on investments                      (0.06)
Total from investment operations                                      0.09
Less distributions
>From net investment income                                           (0.15)
Net asset value, end of period                                       $9.94
Total return (3)(%)                                                   0.96 (4,5)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                                 -- (8)
Ratio of expenses to average net assets (%)                           0.95 (6)
Ratio of adjusted expenses to average net assets (7)(%)               2.12 (6)
Ratio of net investment income to average net assets (%)              6.23 (6)
Portfolio turnover (%)                                                  13

(1)   Class A, Class B, Class C and Class I shares began operations on 3-1-01.
(2)   Based on the average of the shares outstanding during the period.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)   Not annualized.
(5) Total return would have been lower had certain expenses not been reduced during the period shown.
(6)   Annualized.
(7) Does not take into consideration expense reductions during the periods shown.
(8)   Less than $500,000.

NOTES TO FINANCIAL STATEMENTS

NOTE A
Accounting policies

John Hancock High Income Fund (the "Fund") is a diversified series of John Hancock Strategic Series, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to maximize current income without assuming undue risk. The fund will seek to achieve its investment objective by investing in debt securities.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I shares, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Securities lending

The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. There were no securities loaned as of May 31, 2001.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

Interest and distributions

Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions
with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.65% of the first $1,000,000,000 of the Fund's average daily net asset value, (b) 0.60% of the next $3,000,000,000, and (c) 0.55% of the Fund's average daily net asset value in excess of $4,000,000,000. The Adviser has agreed to limit the Fund's expenses (excluding distribution and service fee and transfer agent fees) to 0.90% of the Fund's daily net assets, at least until February 28, 2002.

The Fund has Distribution Plans with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended May 31, 2001, JH Funds did not receive any net up-front sales charges with regard to sales of Class A or Class C shares.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. For the period ended May 31, 2001, JH Funds did not receive any CDSCs for Class B or Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays monthly transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses for Class A, Class B and Class C shares, aggregated and allocated to each class on the basis of their relative net asset values. The Fund pays a transfer agent fee at an annual rate of 0.05% of the average daily net assets attributable to Class I shares.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. Deciccio are directors and officers of the Adviser and its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

The Adviser and other subsidiaries of John Hancock Life Insurance Company owned 1,000,000 shares of beneficial interest of the Fund on May 31, 2001.

NOTE C
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended May 31, 2001, aggregated $8,124,913 and $734,494, respectively. The cost of investments owned at May 31, 2001 (including short-term investments) for federal income tax purposes was $13,354,179. Gross unrealized appreciation and depreciation of investments aggregated $71,922 and $105,024, respectively, resulting in net unrealized depreciation of $33,102.

NOTE D
Fund share transactions

This listing illustrates the number of shares sold, reinvested and repurchased during the period, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

Insert schedule -

NOTE E
Reclassification of accounts

During the period ended May 31, 2001, the Fund has reclassified amounts to reflect an increase in undistributed net investment income of $8,543, an increase in accumulated net realized loss on investments of $19, and a decrease in capital paid-in of $8,524. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary difference, as of May 31, 2001. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in computation of distributable income versus generally accepted accounting principles. The calculation of net investment income (loss) per share in the financial highlights excludes these adjustments.

Note D
Fund share transactions

                                                   YEAR ENDED 5-31-01 (1)
                                                   SHARES           AMOUNT
CLASS A SHARES (2)
Sold                                               970,000      $9,700,005
Net increase                                       970,000      $9,700,005

CLASS B SHARES (2)
Sold                                                10,000        $100,000
Net increase                                        10,000        $100,000

CLASS C SHARES (2)
Sold                                                10,000        $100,000
Net increase                                        10,000        $100,000

CLASS I SHARES (2)
Sold                                                10,000        $100,000
Net decrease                                        10,000        $100,000

NET INCREASE                                     1,000,000     $10,000,005

(1)   Inception period from 3-1-01 through 5-31-01.

(2)   Class A, Class B, Class C and Class I shares began operations on 3-1-01.

Report of Independent Accountants
To the Shareholders of
John Hancock High Income Fund
And the Trustees of John Hancock Strategic Series Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for Moody's and Standard & Poor's ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock High Income Fund (the "Fund") at May 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the period from March 1, 2001 (commencement of operations) through May 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 9, 2001

                                    Trustees
                              Dennis S. Aronowitz *
                             Richard P. Chapman, Jr.
                              William J. Cosgrove*
                                John M. DeCiccio
                               Richard A. Farrell
                                 Maureen R. Ford
                                 Gail D. Fosler
                                William F. Glavin
                                Dr. John A. Moore
                              Patti McGill Peterson
                                 John W. Pratt *
                        * Members of the Audit Committee

                                    Officers
                                 Maureen R. Ford
                 Chairman, President and Chief Executive Officer
                                William L. Braman
                          Executive Vice President and
                            Chief Investment Officer
                                Richard A. Brown
                            Senior Vice President and
                             Chief Financial Officer
                                 Susan S. Newton
                       Senior Vice President and Secretary
                                 William H. King
                          Vice President and Treasurer
                                Thomas H. Connors
                      Vice President and Compliance Officer

                               Investment Adviser
                           John Hancock Advisers, Inc.
                              101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                              Principal Distributor
                            John Hancock Funds, Inc.
                              101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                    Custodian
                       State Street Bank and Trust Company
                               225 Franklin Street
                           Boston, Massachusetts 02110

                                 Transfer Agent
                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000

                                  Legal Counsel
                                  Hale and Dorr
                                 60 State Street
                        Boston, Massachusetts 02109-1803

                             Independent Accountants
                           PricewaterhouseCoopers LLP
                               160 Federal Street
                           Boston, Massachusetts 02110